Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE

Investor Contact:
Heide Erickson
Capella Education Company
612.977.5172
Heide.Erickson@capella.edu

Media Contact:
Mike Buttry
Capella Education Company
612.977.5499
Mike.Buttry@capella.edu

Capella Education Company Reports Third Quarter 2016 Results
Strong third quarter results; raising annual 2016 outlook; investing for 2017 growth

MINNEAPOLIS, Oct. 25, 2016 - Capella Education Company (NASDAQ: CPLA), a leading educational services company, today announced financial results for the three and nine months ended Sept. 30, 2016.

“Our organization-wide focus on learner success significantly contributed to strong third quarter results for Capella Education Company,” said Kevin Gilligan, chairman and chief executive officer. “The success of our learners is at the center of our strategy that is focused on building the most direct path between learning and employment, positioning Capella for growth in a challenging market environment.”

Selected Financial Data for the Three Months Ended Sept. 30, 2016

Results for the third quarter of 2016, and comparisons to previous periods, are for consolidated Capella Education Company continuing operations. Included in consolidated results are Hackbright Academy and DevMountain operations from their respective acquisition dates of April 22 and May 4, 2016. The sale of Arden University was completed on Aug. 18, 2016 with results presented as discontinued operations.

Revenues were $105.9 million in the third quarter of 2016, up 5.8 percent compared to $100.1 million in the third quarter of 2015. Operating income from continuing operations was $15.3 million, compared to $14.1 million for the same period in 2015. The operating margin was 14.5 percent, compared to 14.1 percent for the third quarter 2015. Diluted net income per common share from continuing operations was $0.81, compared to $0.72 for the same period in 2015.

Operating and Segment Highlights

•	The “Post-Secondary” segment is comprised of Capella University and Sophia Learning; the “Job-Ready Skills” segment consists of Capella Learning Solutions, Hackbright Academy and DevMountain.

•
For the Post-Secondary segment, revenues were $103.5 million, up 3.4 percent compared to $100.1 million in the third quarter of 2015. The operating margin was 16.4 percent, compared to 14.8 percent for the third quarter 2015. Results are primarily attributable to Capella University.

•
Capella University total active enrollment increased 2.8 percent to 37,708 learners, new enrollment decreased by 0.9 percent compared to third quarter 2015, and early cohort persistence improved by approximately 4 percent.

•
Revenues for the Job-Ready Skills segment were $2.4 million compared to $0.03 million in the third quarter of 2015. The operating loss was $1.6 million, compared to $0.7 million for the third quarter 2015.

Balance Sheet and Cash Flow

At Sept. 30, 2016, Capella Education Company had cash and marketable securities of $163.5 million, compared to $159.3 million at Dec. 31, 2015, and no debt for the same periods.

Cash provided by operating activities from continuing operations for the nine months ended Sept. 30, 2016 was $76.8 million compared to $51.2 million in the same period a year ago.

Dividend and Share Repurchases

A quarterly cash dividend of $0.39 per outstanding share of common stock was declared during the third quarter of 2016. The dividend was paid on Oct. 14, 2016.

In the third quarter of 2016, Capella Education Company repurchased approximately 130,000 shares of Capella stock for total consideration of $7.5 million. The remaining authorization as of the end of the third quarter was $33.5 million.

Outlook

For the fourth quarter ending Dec. 31, 2016, revenues from continuing operations for consolidated Capella Education Company are expected to be up 3.5 to 4.5 percent compared to fourth quarter 2015. Consolidated operating margin for continuing operations is anticipated to be approximately 16.0 to 17.0 percent of total revenue for the fourth quarter of 2016. Capella University new enrollment is expected to be slightly down year-over-year and total enrollment is expected to grow about 2.0 to 3.0 percent year-over-year.

For the fiscal year ending Dec. 31, 2016, revenues from continuing operations for consolidated Capella Education Company are expected to be at the high end of previous guidance of $424 to $428 million. Earnings per share are expected to be at $3.50 to $3.55, above the previous guidance range of $3.30 to $3.40, including acquisition-related transaction costs and effects of purchase accounting.

“Our annual performance is expected to be above our previous expectations,” said Steve Polacek, senior vice president and chief financial officer. “We are in a strong financial position and continue to invest for growth in 2017 by developing opportunities in the job-ready skills market and further strengthening Capella University’s brand and differentiation.”

Forward-Looking Statements

Certain information in this news release does not relate to historical financial information, including statements relating to future prospects and expectations regarding our growth, revenues, enrollment, and operating performance, and should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The company cautions investors not to place undue reliance on any such forward-looking statements, which are based on information available at the time those statements are made or management's good faith belief as of that time with regard to future events, and should not be read as a guarantee of future performance or results. Such statements are subject to risks and uncertainties which could cause the company's actual results to differ materially from historical results and from results presently anticipated or projected. The company undertakes no obligation to update its forward-looking statements.

Among these risks and uncertainties are any failure to materially comply with the extensive regulatory framework applicable to us, including compliance with Title IV of the Higher Education Act and the regulations thereunder; complying with U.S. Department of Education rules, including those regarding incentive compensation, gainful employment, return of Title IV funds, borrower defenses to repayment, financial responsibility standards, state authorization, certifications and program requirements; maintaining our business in accordance with regional and specialized accreditation standards and state regulatory and program approval requirements; adapting to changes in the administration, funding and availability for Title IV programs; successfully defending litigation and other claims; any governmental action or review of our business, marketing, or financial aid practices, including by any state attorneys general, the federal Consumer Financial Protection Bureau, the Federal Trade Commission, the Minnesota Office of Higher Education or other state or federal regulatory bodies; successfully growing our FlexPath programs; maintaining and expanding existing commercial relationships with employers and developing new employer and business partner relationships; successfully managing our PhD completion efforts; improving our conversion rate and effectively leveraging our brand-driven marketing strategy; keeping up with advances in technology important to the online learner experience; effectively managing data security risks; improving our learner persistence and cohort retention rate; successfully integrating acquisitions; successfully growing Capella Learning Solutions’ new business lines; and managing risks associated with the overall competitive environment and general economic conditions.

Other factors that could cause the company’s results to differ materially from those contained in its forward-looking statements include those described in the “Risk Factors” section of our most recent Annual Report on Form 10-K on file with the Securities and Exchange Commission (SEC), and any updates or developments described in our Quarterly Reports on Form 10-Q and other documents the company files with the SEC.

Conference Call

Capella will discuss its third quarter 2016 results and outlook during a conference call scheduled today, Oct. 25, 2016, at 9:00 a.m. Eastern time (ET). To participate in the live call, investors should dial 800.794.6623 (domestic) or 785.424.1227 (international) at 8:50 a.m. (ET), conference ID# 8176. The webcast, including the accompanying presentation, will be available on the Capella Education Company Web site at www.capellaeducation.com in the investor relations section. A replay of the call will be available starting on Oct. 25 through Nov. 1, 2016, at 800.839.2670 (domestic) or 402.220.7230 (international), conference ID# 8176. It will also be archived at www.capellaeducation.com in the investor relations section.

About Capella Education Company

Capella Education Company (http://www.capellaeducation.com) is an educational services company that provides access to high-quality education through online postsecondary degree programs and job-ready skills offerings needed in today’s market. Capella’s portfolio of companies is dedicated to closing the skills gap by providing the most direct path between learning and employment.

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CAPELLA EDUCATION COMPANY
Consolidated Balance Sheets
(In thousands, except par value)

	As of September 30, 2016	As of December 31, 2015
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$95,713	$86,104
Marketable securities, current	44,758	27,522
Accounts receivable, net of allowance of $6,583 at September 30, 2016 and $6,340 at December 31, 2015	20,055	17,081
Prepaid expenses and other current assets	14,883	14,308
Currents assets of business held for sale	—	4,251
Total current assets	175,409	149,266
Marketable securities, non-current	23,034	45,679
Property and equipment, net	33,054	34,306
Goodwill	25,312	—
Intangibles, net	8,674	—
Deferred income taxes	1,348	—
Other assets	7,670	2,397
Noncurrent assets of business held for sale	—	18,707
Total assets	$274,501	$250,355
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,885	$1,470
Accrued liabilities	32,549	23,658
Dividends payable	4,685	4,824
Income taxes payable	1,873	—
Deferred revenue	16,188	7,796
Current liabilities of business held for sale	—	8,291
Total current liabilities	58,180	46,039
Deferred rent	14,067	1,874
Other liabilities	2,069	3,061
Deferred income taxes	—	1,502
Total liabilities	74,316	52,476
Shareholders’ equity:
Common stock, $0.01 par value: Authorized shares — 100,000; Issued and Outstanding shares — 11,507 at September 30, 2016 and 11,824 at December 31, 2015	115	118
Additional paid-in capital	117,427	114,849
Accumulated other comprehensive loss	(27)	(272)
Retained earnings	82,670	83,184
Total shareholders’ equity	200,185	197,879
Total liabilities and shareholders’ equity	$274,501	$250,355

CAPELLA EDUCATION COMPANY
Consolidated Statements of Income
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(Unaudited)
Revenues	$105,909	$100,134	$318,082	$310,419
Costs and expenses:
Instructional costs and services	47,656	46,539	138,469	137,308
Marketing and promotional	25,338	24,604	76,140	75,658
Admissions advisory	7,408	7,141	22,116	21,210
General and administrative	10,159	7,719	31,410	26,444
Total costs and expenses	90,561	86,003	268,135	260,620
Operating income	15,348	14,131	49,947	49,799
Other income (expense), net	46	(5)	79	(28)
Income from continuing operations before income taxes	15,394	14,126	50,026	49,771
Income tax expense	5,807	5,324	19,089	18,834
Income from continuing operations	9,587	8,802	30,937	30,937
Income (loss) from discontinued operations, net of tax	2,963	(630)	606	(2,397)
Net income	$12,550	$8,172	$31,543	$28,540
Basic net income (loss) per common share:
Continuing operations	0.83	0.73	2.66	2.55
Discontinued operations	0.26	(0.05)	0.05	(0.20)
Basic net income per common share	$1.09	$0.68	$2.71	$2.35
Diluted net income (loss) per common share
Continuing operations	0.81	0.72	2.61	2.50
Discontinued operations	0.25	(0.05)	0.05	(0.19)
Diluted net income per common share	$1.06	$0.67	$2.66	$2.31
Weighted average number of common shares outstanding:
Basic	11,538	12,027	11,647	12,146
Diluted	11,790	12,237	11,872	12,373
Cash dividends declared per common share	$0.39	$0.37	$1.17	$1.11

CAPELLA EDUCATION COMPANY
Consolidated Statements of Cash Flows
(In thousands)

	Nine Months Ended September 30,
	2016	2015
Operating activities	(Unaudited)
Net income	$31,543	$28,540
Income (loss) from discontinued operations, net of tax	606	(2,397)
Income from continuing operations	30,937	30,937
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for bad debts	7,686	10,635
Depreciation and amortization	15,751	16,447
Amortization of investment discount/premium, net	1,608	1,702
Impairment of property and equipment	404	—
Loss on disposal of property and equipment	143	63
Share-based compensation	5,434	5,465
Excess tax benefits from share-based compensation	(378)	(422)
Deferred income taxes	(5,016)	(788)
Changes in operating assets and liabilities, net of assets acquired and liabilities assumed from business acquisitions:
Accounts receivable	(9,938)	(11,542)
Prepaid expenses and other current assets	(1,603)	(7,194)
Accounts payable and accrued liabilities	7,863	7,481
Income taxes payable	4,058	(3,728)
Deferred rent	12,193	(341)
Deferred revenue	7,692	2,509
Net cash provided by operating activities - continuing operations	76,834	51,224
Net cash provided by (used in) operating activities - discontinued operations	(2,831)	443
Net cash provided by operating activities	74,003	51,667
Investing activities
Acquisitions, net of cash acquired	(32,101)	—
Capital expenditures	(14,703)	(16,244)
Investment in partnership interests	(3,551)	(471)
Purchases of marketable securities	(21,810)	(25,246)
Maturities of marketable securities	25,635	24,180
Net cash used in investing activities - continuing operations	(46,530)	(17,781)
Net cash provided by (used in) investing activities - discontinued operations	13,792	(234)
Net cash used in investing activities	(32,738)	(18,015)
Financing activities
Excess tax benefits from share-based compensation	378	422
Net proceeds from exercise of stock options	2,339	1,234
Payment of dividends	(13,756)	(13,570)
Repurchases of common stock	(22,517)	(18,500)
Net cash used in financing activities - continuing operations	(33,556)	(30,414)
Effect of foreign exchange rates on cash	(23)	(28)
Net increase in cash and cash equivalents	7,686	3,210
Cash and cash equivalents and cash of business held for sale at beginning of period	88,027	94,003
Cash and cash equivalents and cash of business held for sale at end of period	95,713	97,213
Less cash of business held for sale at end of period	—	(1,950)
Cash and cash equivalents at end of period	$95,713	$95,263
Supplemental disclosures of cash flow information
Income taxes paid	$20,044	$23,331
Non-cash investing and financing activities:
Purchase of equipment included in accounts payable and accrued liabilities	$523	$382
Declaration of cash dividend to be paid	4,554	4,500
Receivable due from sale of business	4,539	—

CAPELLA EDUCATION COMPANY
Segment Reporting
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(Unaudited)
Revenues
Post-Secondary	$103,488	$100,100	$314,704	$309,856
Job-Ready Skills	2,421	34	3,378	563
Consolidated revenues	$105,909	$100,134	$318,082	$310,419
Operating income (loss)
Post-Secondary	16,970	14,781	56,254	50,958
Job-Ready Skills	(1,622)	(650)	(6,307)	(1,159)
Consolidated operating income	15,348	14,131	49,947	49,799
Other income (expense), net	46	(5)	79	(28)
Income from continuing operations before income taxes	$15,394	$14,126	$50,026	$49,771

Note: The summary of financial information by reportable segment above excludes the results of operations for Arden University, which are presented as discontinued operations in our Consolidated Statement of Income.

Quarterly revenues and operating income (loss) by reportable segment for 2015 and prior quarters of 2016 can be found at the Capella Education Company website at www.capellaeducation.com, under ‘Investor Relations’, within the ‘Financial Information’ section in the ‘Fiscal Year & Quarterly Results’ spreadsheet.

CAPELLA UNIVERSITY
Other Information

	September 30,
Enrollment by Degree (a):	2016	2015	% Change
Doctoral	9,257	9,559	(3.2)%
Master's	17,761	16,807	5.7%
Bachelor's	9,644	9,361	3.0%
Other	1,046	956	9.4%
Total	37,708	36,683	2.8%

(a) Enrollment as of September 30, 2016 and 2015 is the enrollment as of the last day of classes for the quarter ended September 30, 2016 and 2015, respectively.